Exhibit 99.1

                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 10-K

     [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
         EXCHANGE ACT OF 1934

     For the fiscal year ended December 31, 2007

     [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the transition period to __________ from _______________

          Commission file number of Issuing Entity: 333-132042-60

                Residential Asset Securitization Trust 2007-A2
          (Exact name of Issuing Entity as specified in its Charter)

          Commission file number of Depositor: 333-132042

                             IndyMac MBS, Inc.
           (Exact name of Registrant as specified in its Charter)

                            IndyMac Bank, F.S.B
             (Exact name of Sponsor as specified in its Charter)

                    Delaware                                95-4791925
           (State or other jurisdiction of                 (I.R.S. Employer
         incorporation or organization)                Identification Number)


          155 North Lake Avenue
          Pasadena, California                           91101
 (Address of principal executive offices)              (Zip Code)

            Registrant's telephone number, including area code:
                               (800) 669-2300

          Securities registered pursuant to Section 12(b) of the Act:
                                     None.

          Securities registered pursuant to Section 12(g) of the Act:
                                     None.

     Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes [ ] No[X]

     Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes[ ] No[X]

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange
     Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to
     Item 405 of Regulation S-K (Section 229.405 of this chapter) is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to
     126,344,629.59 this Form 10-K.         [X]

     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a small reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.
     (Check One):

      Large accelerated filer [  ]  Accelerated Filer [  ]
      Non-accelerated Filer [X]
      Smaller reporting company [  ]

     Indicate by check mark whether the registrant is a shell company (as defined in rule 12b-2 of the Act). [ ] Yes [X] No

     DOCUMENTS INCORPORATED BY REFERENCE

     None

                                     PART I

     ITEM 1.  Business.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 1A.  Risk Factors.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 1B.  Unresolved Staff Comments.

     Not Applicable.

     ITEM 2.  Properties.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 3.  Legal Proceedings.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 4.  Submission of Matters to a Vote of Security Holders.

     Omitted in accordance with General Instruction J to Form 10-K.

                                     PART II

     ITEM 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 6.  Selected Financial Data.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 7A.  Quantitative and Qualitative Disclosures About Market Risk.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 8.  Financial Statements and Supplementary Data.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 9A.  Controls and Procedures.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 9A(T).  Controls and Procedures.

     Not Applicable.

     ITEM 9B. Other Information.

     None.

                                     PART III

     ITEM 10.  Directors, Executive Officers and Corporate Governance.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 11.  Executive Compensation.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 13. Certain Relationships and Related Transactions, and Director Independence.

     Omitted in accordance with General Instruction J to Form 10-K.

     ITEM 14.  Principal Accounting Fees and Services.

     Omitted in accordance with General Instruction J to Form 10-K.

              ADDITIONAL ITEMS REQUIRED BY GENERAL INSTRUCTION J(2)

     Item 1112(b) of Regulation AB. Significant Obligor Financial Information.

     None

     Item 1114(b)(2) of Regulation AB. Financial Information of Significant Enhancement Providers.

     None.

     Item 1115(b) of Regulation AB. Financial Information of Certain Entities Providing Derivative Instruments.

     None.

     Item 1117 of Regulation AB. Legal Proceedings.

     None.

     Item 1119 of Regulation AB. Affiliations and Certain Relationships and Related Transactions.

     The Depositor is a wholly-owned subsidiary of the Sponsor. The Sponsor is a Regulation AB Item 1108 servicer. The Trustee, Deutsche Bank National Trust Company, is a Regulation AB Item 1109 trustee.
     The Sponsor, the Depositor, the Issuing Entity, the Seller and the Servicer are affiliated parties. There are no other affiliated parties. There are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the Sponsor, the Company or the Issuing Entity and (b) the Trustee or any of its affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm's length transaction with an unrelated third party and that are material to an investor's understanding of the Certificates. No such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

     Item 1122 of Regulation AB. Compliance with Applicable Servicing Criteria. See Item 15, Exhibits 33.1, 33.2, 33.3, 34.1, 34.2 and 34.3.

     Item 1123 of Regulation AB. Servicer Compliance Statement.
     See Item 15, Exhibit 35.1.

                                     PART IV

     ITEM 15. Exhibits, Financial Statement Schedules.

     (a) List the following documents filed as a part of the report:

         (1) Not Applicable.

         (2) Not Applicable.

         (3) The exhibits filed in response to item 601 of Regulation S-K are listed in the Exhibit Index.

     (b) See (a)(3) above.

     (c) Not Applicable.





                                      SIGNATURE

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               By: INDYMAC MBS, INC.,
                                     as Depositor


                                      By:  /s/ Blair Abernathy
                                           Name: Blair Abernathy
                                           Title: Executive Vice President
                                           (Senior Officer in Charge of
                                           Securitization of the Depositor)




     Date: March 28, 2008

SUPPLEMENTAL INFORMATION TO BE FURNISHED WITH REPORTS FILED PURSUANT TO SECTION 15(d) OF THE ACT BY REGISTRANTS THAT HAVE NOT REGISTERED SECURITIES PURSUANT
TO SECTION 12 OF THE ACT.

     No annual report, proxy statement, form of proxy, or other proxy soliciting material with respect to the Issuing Entity or Depositor has been, or will be, sent to the security holders.

     EXHIBIT INDEX

     Exhibit Document

      3(i) Registrant's Certificate of Incorporation (Filed as Exhibit
           3.1 to Registration Statement on Form S-3 IndyMac MBS, Inc. File No. 333-82831, CIK 1090295).*

     3(ii) Registrant's By-laws (Filed as Exhibit 3.2 to Registration
           Statement on Form S-3 IndyMac MBS, Inc. File No. 333-82831, CIK 1090295).*

      4.1 Pooling and Servicing Agreement (Filed as part of the Current Report on Form 8-K filed on March 14, 2007 under the Commission file number of the Issuing Entity).*

      31 Section 302 Certification.

      33.1 IndyMac Bank, F.S.B.'s Annual Report on Assessment of Compliance for Year End December 31, 2007.

      33.2 Newport Management Corporation's Annual Report on Assessment of Compliance for Year End December 31, 2007.

      33.3 Deutsche Bank National Trust Company's Annual Report on Assessment of Compliance for Year End December 31, 2007.

      34.1 IndyMac Bank, F.S.B.'s Annual Attestation Report on Assessment of Compliance with Servicing Criteria for Year End
           December 31, 2007.

      34.2 Newport Management Corporation's Annual Attestation Report on Assessment of Compliance with Servicing Criteria for Year End December 31, 2007.

      34.3 Deutsche Bank National Trust Company's Annual Attestation Report on Assessment of Compliance with Servicing Criteria for Year End December 31, 2007.

      35.1 IndyMac Bank, F.S.B.'s Annual Statement of Compliance for Year End December 31, 2007 pursuant to Item 1123 of Regulation AB.
___________________________________
* Incorporated herein by reference.

Exhibit 31

                                                        [LOGO] imbIndymacBank(R)

                                  CERTIFICATION

I, Blair Abernathy, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Residential Asset Securitization Trust 2007-A2 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statement(s) required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the servicing agreement in all material respects; and

5. All of the reports on assessment of compliance-with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Deutsche Bank National Trust Company and Newport Management Corporation.

Date: March 26, 2008



/s/ Blair Abernathy
-----------------------
Blair Abernathy
Executive Vice President
(Senior Officer in Charge of Securitization of the Depositor)

Exhibit 33.1



                                                             [Indymac Bank Logo]

              Management's Assertion on Compliance with Applicable
                        Regulation AB Servicing Criteria

1. IndyMac Bank, F.S.B. ("IndyMac") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include public asset-backed securitization transactions closed on or after January 1, 2006, for which Indymac acted as servicer, excluding any transactions sponsored or issued by government sponsored enterprises or Government National Mortgage Association. The Servicing Platform also includes other servicing contracts, the terms of which require Indymac to submit reports in accordance with Item 1122 of the Regulation AB. The Servicing Platform's asset type is single family residential mortgage loans that are not home-equity lines of credit or reverse mortgages and that do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing Service;

2. Indymac has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Indymac has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto, as permitted by Interpretation 17.06 of the Securities and Exchange Commission ("SEC") Division of Corporate Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"), except for certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria. Indymac determined the Vendors are not "servicers" as defined in Item 1101(j) of Regulation AB and asserted that it has policies and procedures in place to provide reasonable assurance that the Vendors' activities comply, in all material respects, with the servicing criteria applicable to each Vendor;

3. Except as set forth in paragraph 4 below, Indymac used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Indymac based on the activities it performs, directly or through its Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, with respect to the Servicing Platform taken as a whole;

5. Indymac has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

6. Indymac has not identified and is not aware of any material instance of noncompliance as of December 31, 2007 and for the Reporting Period with respect to the Servicing Platform taken as a whole by the Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria;

7. Indymac has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors for which Indymac has elected to take responsibility for assessing compliance, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Servicing Platform taken as a whole; and

8. Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Indymac's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 12, 2008                              IndyMac Bank, F.S.B.


                                        By: /s/ JK Huey
                                            ------------------------------------
                                            JK Huey
                                            Senior Vice President
                                            Home Loan Servicing

                                   APPENDIX A

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   INAPPLICABLE
                                                                        APPLICABLE                  SERVICING
                       SERVICING CRITERIA                           SERVICING CRITERIA               CRITERIA
-------------------------------------------------------------------------------------------------------------------------
                                                                               Performed   Performed by         NOT
                                                                                  by      subservicer(s)   performed by
                                                                               Vendor(s)   or vendor(s)     Indymac or
                                                                              for which      for which          by
                                                                  Performed   Indymac is    Indymac is     subservicer(s)
                                                                  Directly        the         NOT the      or vendor(s)
                                                                     by      Responsible    Responsible     retained by
   Reference                         Criteria                      Indymac       Party       Party(1)       Indymac(2)
-------------------------------------------------------------------------------------------------------------------------
                       General Servicing Considerations
-------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to                                                      X
                   monitor any performance or other triggers
                   and events of default in accordance with
                   the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are          X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the
                   third party's performance and compliance
                   with such servicing activities.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction                                                            X
                   agreements to maintain a back-up servicer
                   for the pool assets are maintained.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions          X
                   policy is in effect on the party
                   participating in the servicing function
                   throughout the reporting period in the
                   amount of coverage required by and
                   otherwise in accordance with the terms of
                   the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
                      Cash Collection and Administration
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on pool assets are deposited             X(3)        X(3)
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
                   agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on           X
                   behalf of an obligor or to an investor
                   are made only by authorized personnel.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding         X
                   collections, cash flows or distributions,
                   and any interest or other fees charged
                   for such advances, are made, reviewed and
                   approved as specified in the transaction
                   agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the                      X
                   transactions, such as cash reserve
                   accounts or accounts established as a
                   form of overcollateralization, are
                   separately maintained (e.g., with respect
                   to commingling of cash) as set forth in
                   the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at           X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1) of
                   the Securities Exchange Act.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as             X
                   to prevent unauthorized access.
-------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   INAPPLICABLE
                                                                        APPLICABLE                  SERVICING
                       SERVICING CRITERIA                           SERVICING CRITERIA               CRITERIA
-------------------------------------------------------------------------------------------------------------------------
                                                                               Performed   Performed by         NOT
                                                                                  by      subservicer(s)   performed by
                                                                               Vendor(s)   or vendor(s)     Indymac or
                                                                              for which      for which          by
                                                                  Performed   Indymac is    Indymac is     subservicer(s)
                                                                  Directly        the         NOT the      or vendor(s)
                                                                     by      Responsible    Responsible     retained by
   Reference                         Criteria                      Indymac       Party       Party(1)       Indymac(2)
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly         X
                   basis for all asset-backed securities
                   related bank accounts, including custodial
                   accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically
                   accurate; (B) prepared within 30 calendar
                   days after the bank statement cutoff date,
                   or such other number of days specified in
                   the transaction agreements; (C) reviewed and
                   approved by someone other than the person
                   who prepared the reconciliation; and (D)
                   contain explanations for reconciling items.
                   These reconciling items are resolved within
                   90 calendar days of their original
                   identification, or such other number of days
                   specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
                        Investor Remittances and Reporting
-------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be       X(4,5)                                       X(4)
                   filed with the Commission, are maintained in
                   accordance with the transaction agreements
                   and applicable Commission requirements.
                   Specifically, such reports (A) are prepared
                   in accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction agreements; (C)
                   are filed with the Commission as required by
                   its rules and regulations; and (D) agree
                   with investors' or the trustee's records as
                   to the total unpaid principal balance and
                   number of [pool assets] serviced by the
                   servicer.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and        X(5)
                   remitted in accordance with timeframes,
                   distribution priority and other terms set
                   forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted      X(5)
                   within two business days to the servicer's
                   investor records, or such other number of
                   days specified in the transaction
                   agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the             X(5)
                   investor reports agree with cancelled
                   checks, or other form of payment, or
                   custodial bank statements.
-------------------------------------------------------------------------------------------------------------------------
                             Pool Asset Administration
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on pool assets is          X
                   maintained as required by the transaction
                   agreements or related mortgage loan
                   documents.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Pool assets and related documents are                                                          X
                   safeguarded as required by the transaction
                   agreements
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to       X
                   the asset pool are made, reviewed and
                   approved in accordance with any conditions
                   or requirements in the transaction
                   agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on pool assets, including any            X(3)        X(3)
                   payoffs, made in accordance with the related
                   [pool asset] documents are posted to the
                   Servicer's obligor records maintained no
                   more than two business days after receipt,
                   or such other number of days specified in
                   the transaction agreements, and allocated to
                   principal, interest or other items (e.g.,
                   escrow) in accordance with the related pool
                   asset documents.
-------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   INAPPLICABLE
                                                                        APPLICABLE                  SERVICING
                       SERVICING CRITERIA                           SERVICING CRITERIA               CRITERIA
-------------------------------------------------------------------------------------------------------------------------
                                                                               Performed   Performed by         NOT
                                                                                  by      subservicer(s)   performed by
                                                                               Vendor(s)   or vendor(s)     Indymac or
                                                                              for which      for which          by
                                                                  Performed   Indymac is    Indymac is     subservicer(s)
                                                                  Directly        the         NOT the      or vendor(s)
                                                                     by      Responsible    Responsible     retained by
   Reference                         Criteria                      Indymac       Party       Party(1)       Indymac(2)
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The servicer's records regarding the pool         X
                   assets agree with the servicer's records
                   with respect to an obligor's unpaid
                   principal balance.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or              X
                   status of an obligor's pool assets (e.g.,
                   loan modifications or re-agings) are made,
                   reviewed and approved by authorized
                   personnel in accordance with the
                   transaction agreements and related pool
                   asset documents.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,        X(6)        X(6)
                   forbearance plans, modifications and deeds
                   in lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are
                   initiated, conducted and concluded in
                   accordance with the timeframes or other
                   requirements established by the
                   transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are        X
                   maintained during the period a pool asset
                   is delinquent in accordance with the
                   transaction agreements. Such records are
                   maintained on at least a monthly basis, or
                   such other period specified in the
                   transaction agreements, and describe the
                   entity's activities in monitoring
                   delinquent pool assets including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of         X
                   return for pool assets with variable rates
                   are computed based on the related pool
                   asset documents.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an          X
                   obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's [pool asset] documents,
                   on at least an annual basis, or such other
                   period specified in the transaction
                   agreements; (B) interest on such funds is
                   paid, or credited, to obligors in
                   accordance with applicable [pool asset]
                   documents and state laws; and (C) such
                   funds are returned to the obligor within
                   30 calendar days of full repayment of the
                   related pool assets, or such other
                   number of days specified in the
                   transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor             X(7)        X(7)           X(7)
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
                   been received by the Servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in the
                   transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection          X(7)        X(7)
                   with any payment to be made on behalf of
                   an obligor are paid from the Servicer's
                   funds and not charged to the obligor,
                   unless the late payment was due to the
                   obligor's error or omission.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor        X(7)        X(7)
                   are posted within two business days to the
                   obligor's records maintained by the
                   Servicer, or such other number of days
                   specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and                    X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
                   transaction agreements.
-------------------------------------------------------------------------------------------------------------------------

                                 APPENDIX A

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   INAPPLICABLE
                                                                        APPLICABLE                  SERVICING
                       SERVICING CRITERIA                           SERVICING CRITERIA               CRITERIA
-------------------------------------------------------------------------------------------------------------------------
                                                                               Performed   Performed by         NOT
                                                                                  by      subservicer(s)   performed by
                                                                               Vendor(s)   or vendor(s)     Indymac or
                                                                              for which      for which          by
                                                                  Performed   Indymac is    Indymac is     subservicer(s)
                                                                  Directly        the         NOT the      or vendor(s)
                                                                     by      Responsible    Responsible     retained by
   Reference                         Criteria                      Indymac       Party       Party(1)       Indymac(2)
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support,                                                    X
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as
                   set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A

                   Footnotes to Appendix A Servicing Criteria

----------
(1) The activities pertaining to these criteria or portions of these criteria are performed by subservicer(s) or vendor(s) retained by Indymac which provided a separate assessment of compliance in accordance with Item 1122 of Regulation AB.

(2) These criteria are inapplicable to the Servicing Platform as of December 31, 2007 and for the Reporting Period since Indymac, directly or through its Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, was not required to perform any related activities.

(3) Indymac performs the activities pertaining to these criteria, except for the specific, limited activities, primarily of initial processing of pool asset payments, performed by its lockbox vendor.

(4) The criterion 1122(d)(3)(i)(C) is inapplicable to the Servicing Platform as of December 31, 2007 and for the Reporting Period based on the activities Indymac performed.

(5) Indymac has defined the "Investor" as a party to whom Indymac reports and remits under the applicable transaction agreements. Indymac has no responsibility for transaction waterfall or allocation calculations and payments or individual security holder records.

(6) Indymac performs the activities pertaining to this criterion, except for the specific, limited activities performed by its foreclosure and bankruptcy vendors.

(7) Indymac performs the activities pertaining to these criteria, except for the specific, limited activities performed by its tax and/or insurance monitoring vendors. Indymac has elected to take responsibility for assessing compliance with these servicing criteria with respect to the activities of its tax vendor. Indymac's insurance vendor has provided their own report on assessment of compliance with the applicable servicing criterion.

Exhibit 33.2

           ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

      Newport Management Corporation (the "Asserting Party") provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Platform for the following Period:

      Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January 1, 2006 by Indymac Bank, FSB ("Indymac") (collectively, "Eligible Securitization Transactions", as identified in Schedule A attached hereto), on which escrow payments were disbursed in 2007, specifically Item 1122(d)(4)(xi), only as it relates to the "Applicable Servicing Criteria" described below, and as disclosed by Indymac to the Asserting Party.

      Period: As of and for the year ended December 31, 2007, except as provided below.

      Applicable Servicing Criteria: the servicing criterion which applies to the functions performed by the Asserting Party is set forth in Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting Party performs the following limited functions:

      1. Processes the obligor's hazard insurance information it receives and provides Indymac with the applicable hazard insurance effective date, payment amount, and payee (collectively, "Insurance Information");

      2. Provides the Insurance Information to Indymac no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information; and

      3. From October 1, 2007 through and including December 31, 2007, disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

      With respect to the Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):

      1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

      2. The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

      3. Other than as identified on Schedule B attached hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing Criteria.

      KPMG, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance as of and for the year ended December 31, 2007.

                                                  NEWPORT MANAGEMENT CORPORATION

                                   By:  /s/ Mark Ulmer
                                        ------------------
                                        Mark Ulmer

                                   Its: Executive Vice President
                                        -----------------------------
                                             Dated: February 28, 2008

                                   SCHEDULE A
                                   ----------

                      ELIGIBLE SECURITIZATION TRANSACTIONS
                      ------------------------------------

--------------------------------------------------------------------------------------------
Sale                         Sale_Name               Securitization      Classification
 #                                                        Year
--------------------------------------------------------------------------------------------
 137   LXS 2006-12N LB 7/27/06                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 139   LXS 2006-11 7/27/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 140   LMT 2006-4 7/28/06                                 2006       Private Securitizations
--------------------------------------------------------------------------------------------
 141   BSALTA 2006-5 7/28/06                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 159   GSR 2006-OA1 8/24/06                               2006       Private Securitizations
--------------------------------------------------------------------------------------------
 178   MARM 2006-0A2 11/15/06                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 187   ITF SARM 2006-8 (LB) 8/31/06                       2006       Private Securitizations
--------------------------------------------------------------------------------------------
 188   LXS 2006-14N (LB) 8/31/06                          2006       Private Securitizations
--------------------------------------------------------------------------------------------
 193   ITF LXS 2006-13 8/31/06                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 199   HARBORVIEW 2006-8 (GW) 8/30/06                     2006       Private Securitizations
--------------------------------------------------------------------------------------------
 212   Countrywide Hybrid                                 2006       Whole Loan Deal
--------------------------------------------------------------------------------------------
 213   GSR 2006-2F                                        2006       Private Securitizations
--------------------------------------------------------------------------------------------
 214   GSR 2006-3F 03-30-06                               2006       Private Securitizations
--------------------------------------------------------------------------------------------
 219   GSR 2006-5F 5/26/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 229   DBALT 2006-AF1 03-31-06                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 231   MASTR 2006-1 03-29-06                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 231   HARBORVIEW 2006-2                                  2006       Private Securitizations
--------------------------------------------------------------------------------------------
 233   LUMINENT 2006-3 (4-28-06)                          2006       Private Securitizations
--------------------------------------------------------------------------------------------
 234   ITF SARM 2006-4 04/28/06                           2006       Private Securitizations
--------------------------------------------------------------------------------------------
 235   BAFC 2006-D 04/28/06                               2006       Private Securitizations
--------------------------------------------------------------------------------------------
 237   BANA E*TRADE 04/28/06                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 238   LXS 2006-7 04/28/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 239   GSR 2006-4F 4-28-06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 276   ITF LXS 2006-8 05/31/06                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 278   GSAMP 2006-S4 (6-9-06)                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 285   MALT 2006-3 (6-30-06)                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 286   ITF LXS 2006-10N (6-30-06)                         2006       Private Securitizations
--------------------------------------------------------------------------------------------
 287   LUMINENT 2006-5 (6-29-06)                          2006       Private Securitizations
--------------------------------------------------------------------------------------------
 294   LMT 2006-5 8-31-06                                 2006       Private Securitizations
--------------------------------------------------------------------------------------------
 296   GSAA 2006-17 10/30/06                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 297   DBALT 2006-AR5 10/30/06                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 374   ITF LXS 2006-16N 092906                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 377   ITF LXS 2006-15 092906                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 378   BAFC 2006-H 9/29/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 379   CSMC 2006-8 09/29/06                               2006       Private Securitizations
--------------------------------------------------------------------------------------------
 430   LUMINENT 2006-6 092806                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 431   MLMI 2006-HE5 092906                               2006       Private Securitizations
--------------------------------------------------------------------------------------------
 432   MLMI 2006-F1 (ML) 09/29/06                         2006       Private Securitizations
--------------------------------------------------------------------------------------------
 433   LMT 2006-6 09/29/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------

 440   ITF CSAB 2006-3 10/31/2006                         2006       Private Securitizations
--------------------------------------------------------------------------------------------
 441   ITF LXS 2006-17 10/30/06                           2006       Private Securitizations
--------------------------------------------------------------------------------------------
 442   CSMC 2006-9 10/30/2006                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 443   LMT 2006-7 10/30/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 446   GSAA 2007-3                                        2006       Reconstitution
--------------------------------------------------------------------------------------------
 447   LXS 2006-18N 11/29/2006                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 448   LXS 2006-19 11/29/2006                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 449   LMT 2006-8 11/29/2006                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 456   JPALT 2006-S4 11/29/06                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 457   BCAP 2006-AA2 11/30/2006                           2006       Private Securitizations
--------------------------------------------------------------------------------------------
 458   ACE 2006-SD3 11/30/06                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
       INDX 2006 R-1: INDX 2005-AR25 Credit Suisse                   Public Re-
 647   7/28/05                                            2006       Securitization
--------------------------------------------------------------------------------------------
 651   ITF INABS 2006-A 02-09-06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
                                                                     Public Re-
 652   RAST 2006-A1 02/27/2006                            2006       Securitization
--------------------------------------------------------------------------------------------
 659   INDX 2006-AR2 02/28/2006                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 660   INDX 2006-AR3 02/28/2006                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 661   INABS 2006-B 03/14/06                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
 662   ITF LOT LOAN 2006-L1 03-24-06                      2006       Public Securitizations
--------------------------------------------------------------------------------------------
 663   ITF RAST 2006-A2 03/30/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 664   ITF RAST 2006-A4 03/30/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 665   ITF INDX 2006-AR4 03/31/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
 666   ITF INDX 2006-AR5 03/30/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
 667   ITF INDX 2006-AR7 03/30/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
                                                                     Public Re-
 668   ITF RAST 2006-A3 03/30/06                          2006       Securitization
--------------------------------------------------------------------------------------------
 669   INDX 2006-AR9 SETTLED 04/27/06                     2006       Public Securitizations
--------------------------------------------------------------------------------------------
 670   RAST 2006 A5CB (LB)                                2006       Public Securitizations
--------------------------------------------------------------------------------------------
 671   INDS 2006-1 SETTLED 04/27/06                       2006       Public Securitizations
--------------------------------------------------------------------------------------------
 672   INDX 2006-AR6 04/28/06                             2006       Public Securitizations
--------------------------------------------------------------------------------------------
 673   INDX 2006 AR11 (BS) 4-27-06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 674   INDX 2006-AR13 (5-30-06)                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 675   RAST 2006-A6 (5-30-2006)                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 676   INDX 2006-AR8 (5-31-2006)                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 677   ITF INABS 2006-C REMIC 6/15/06                     2006       Public Securitizations
--------------------------------------------------------------------------------------------
 678   LOT LOAN 2006-L2 (BS) 06/15/06                     2006       Public Securitizations
--------------------------------------------------------------------------------------------
 679   INDS 2006-A CES (UBS) 5/22/06                      2006       Public Securitizations
--------------------------------------------------------------------------------------------
 680   INDX 2006-AR15 SETTLED 5/30/06                     2006       Public Securitizations
--------------------------------------------------------------------------------------------
 681   RAST 2006-A7 CB SETTLED 5/30/06                    2006       Public Securitizations
--------------------------------------------------------------------------------------------
 683   INABS 2006-D (UBS) 09/13/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 684   RAST 2006-A8 (CSFB) 6/28/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 685   INDX 2006-AR21 (DBSI) 6/28/06                      2006       Public Securitizations
--------------------------------------------------------------------------------------------
 686   INDA 2006-1 (DBSI) 6/29/26                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
 687   INDS 2006-2B UBS/BS 9/18/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 688   ITF INDX 2006-AR-I9 (6-29-06)                      2006       Public Securitizations
--------------------------------------------------------------------------------------------

 690   INDB 2006-1 (6-29-06)                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
 693   RAST 2006-A9CB ML 7/27/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 694   RAST 2006-A10 GS 7/27/06                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 695   INDX 2006-AR23 DB 7/28/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 696   INDX 2006-AR12 (ML) 7/27/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 697   INDX 2006-AR25 (MS) 7/28/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 698   RAST 2006-A11 8/29/06                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
 699   INDA 2006-AR2 8/30/06                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
 807   DBALTA 2006-AR 2 6/30/06                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 808   HARBORVIEW 2006-6 6/30/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 809   GSR 2006-6F (GS) 6/30/06                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 840   DBALT 2006-AR1 1/31/06                             2006       Public Securitizations
--------------------------------------------------------------------------------------------
 849   GSR 2006-1F 1/30/06                                2006       Public Securitizations
--------------------------------------------------------------------------------------------
 902   BSALTA 2006-1 1/30/06                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
 903   ITF LXS 2006-2N 1/31/06                            2006       Public Securitizations
--------------------------------------------------------------------------------------------
 918   BAVVIEW 2006-A 02/08/06                            2006       Public Securitizations
--------------------------------------------------------------------------------------------
 921   BSALTA 2006-4 6/30/06                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
4101   DBALT 2006-AR6 12/15/06                            2006       Reconstitution
--------------------------------------------------------------------------------------------
4102   HARBORVIEW 2006-14 12/22/06                        2006       Reconstitution
--------------------------------------------------------------------------------------------
4103   MSM 2006-17XS 12/28/06                             2006       Reconstitution
--------------------------------------------------------------------------------------------
4104   GSR 2006-10F 12/29/06                              2006       Reconstitution
--------------------------------------------------------------------------------------------
4105   JPMMT 2006-S4 12/21/06                             2006       Reconstitution
--------------------------------------------------------------------------------------------
4106   GSAA 2006-20 12/29/06                              2006       Reconstitution
--------------------------------------------------------------------------------------------
4108   LMT 2006-9 12/29/06                                2006       Reconstitution
--------------------------------------------------------------------------------------------
4109   LXS 2006-20 12/29/06                               2006       Reconstitution
--------------------------------------------------------------------------------------------
4110   LUMINENT 2006-7 12/14/2006                         2006       Reconstitution
--------------------------------------------------------------------------------------------
4111   BSALTA 2006-8 12/28/06                             2006       Reconstitution
--------------------------------------------------------------------------------------------
4113   MARM 2007-1                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4114   DBALT 2007-AR1                                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4115   Luminent 2007-1                                    2007       Reconstitution
--------------------------------------------------------------------------------------------
4116   MSM 2007-2AX                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4117   CSMC 2007-1                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4118   MSM 2007-1XS                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4119   LXS 2007-1                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4120   LXS 2007-2N                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4121   MSM 2007-5AX                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4122   DBALT 2007-BAR1                                    2007       Reconstitution
--------------------------------------------------------------------------------------------
4123   LMT 2007-1                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4125   HCSB 2007-1                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4126   MSM 2007-3XS                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4127   BCAP 2007-AA1                                      2007       Reconstitution
--------------------------------------------------------------------------------------------
4128   CSMC 2207-2                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4129   LMT 2007-2                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4130   CS ARMT 2007-1                                     2007       Reconstitution
--------------------------------------------------------------------------------------------

4131   DBALT 2007-AR2                                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4132   MANA 2007-F1                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4133   LXS 2007-3                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4134   MARM 2007-2                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4135   HCSB 2007-2                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4136   CSMC 2007-2                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4138   LXS 2007-4N                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4139   LMT 2007-3                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4140   MANA 2007-OAR2                                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4141   DBALT 2007-OA2                                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4142   LMT 2007-3 Lehman Reconstitution                   2007       Reconstitution
--------------------------------------------------------------------------------------------
4143   CSMC 2007-3                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4144   GSAA 2007-4                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4145   BAYVIEW 2007-2                                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4147   MLMBS 2007-1                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4148   WACHOVIA TO DLJMC                                  2007       Reconstitution
--------------------------------------------------------------------------------------------
4149   DBALT 2007-AR3 Deutsche Bank Reconstitution        2007       Reconstitution
--------------------------------------------------------------------------------------------
4151   DBALT 2007-AB1 Deutsche Bank Reconstitution        2007       Reconstitution
--------------------------------------------------------------------------------------------
4152   LXS 2007-6 (Lehman) Reconstitution                 2007       Reconstitution
--------------------------------------------------------------------------------------------
4153   JPMMT 2007-S2                                      2007       Reconstitution
--------------------------------------------------------------------------------------------
4154   GSR 2007-AR2 Goldman Sachs Reconstitution          2007       Reconstitution
--------------------------------------------------------------------------------------------
4155   MARM 2007-3 (UBS) Reconstitution                   2007       Reconstitution
--------------------------------------------------------------------------------------------
4157   LMT 2007-4 (Lehman)                                2007       Reconstitution
--------------------------------------------------------------------------------------------
4158   ARMT 2007-2 (CSFB) Reconstitution                  2007       Reconstitution
--------------------------------------------------------------------------------------------
4159   Luminent 2007-2                                    2007       Reconstitution
--------------------------------------------------------------------------------------------
4160   HCSB 2007-4                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4161   CSAB 2007-1 (CSFB) Reconstitution                  2007       Reconstitution
--------------------------------------------------------------------------------------------
4166   LMT 2007-5 Lehman Reconstitution                   2007       Reconstitution
--------------------------------------------------------------------------------------------
4167   CSMC 2007-4 Credit Suisse Reconstitution           2007       Reconstitution
--------------------------------------------------------------------------------------------
4169   Goldman Sachs/E*Trade Reconstitution               2007       Reconstitution
--------------------------------------------------------------------------------------------
4171   LXS 2007-9 Reconstitution                          2007       Reconstitution
--------------------------------------------------------------------------------------------
4172   CSFB TO E*TRADE                                    2007       Reconstitution
--------------------------------------------------------------------------------------------
4173   Bayview 2007-B Bayview Reconstitution              2007       Reconstitution
--------------------------------------------------------------------------------------------
4174   BAYVIEW 2007-3 Reconstitution                      2007       Reconstitution
--------------------------------------------------------------------------------------------
4175   MSM 2007-12 Morgan Stanley Reconstitution          2007       Reconstitution
--------------------------------------------------------------------------------------------
4177   LXS 2007-12N Lehman Reconstitution                 2007       Reconstitution
--------------------------------------------------------------------------------------------
4178   LMT 2007-07 Lehman Reconstitution                  2007       Reconstitution
--------------------------------------------------------------------------------------------
4179   HCSB 2007-7                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4180   ALLIANCE 2007-OA1                                  2007       Reconstitution
--------------------------------------------------------------------------------------------
4182   LXS 2007-11 (LEHMAN)                               2007       Reconstitution
--------------------------------------------------------------------------------------------
4184   MLMBS 2007-3 Merrill Lynch Reconstitution          2007       Reconstitution
--------------------------------------------------------------------------------------------
4185   MANA 2007-OAR4 (MERRILL LYNCH)                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4186   LXS 2007-15N Lehman Reconstitution                 2007       Reconstitution
--------------------------------------------------------------------------------------------
4187   CWALT 2007-OA9 (Countrywide Reconstitution)        2007       Reconstitution
--------------------------------------------------------------------------------------------

4189   DBALT 2007-2 (Deutsche 8ank)                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4194   HBV 2007-7                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4195   CSMC 2007-6 Credit Suisse                          2007       Reconstitution
--------------------------------------------------------------------------------------------
4196   SOUNDVIEW 2007-2                                   2007       Reconstitution
--------------------------------------------------------------------------------------------
4198   MSM 2007-14AR                                      2007       Reconstitution
--------------------------------------------------------------------------------------------
4199   GSR 2007-OA2                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4201   MSM 2007-15AR                                      2007       Reconstitution
--------------------------------------------------------------------------------------------
4202   LMT 2007-10                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4203   SARM 2007-11                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4205   HCSB 2007-12                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4206   CSMC 2007-7                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4207   ARMT 2007-3                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4209   HCSB 2007-13                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4212   CWALT 2007-OA7 (Countrywide Reconstitution)        2007       Reconstitution
--------------------------------------------------------------------------------------------
5023   COUNTRYWIDE 12MAT CMT 13167 3/30/07                2007       Whole Loan Deal
--------------------------------------------------------------------------------------------
6001   INDX 2006-AR27 DB 8/30/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
6002   LOT LOAN 2006-L3 (LB) 09/22/06                     2006       Public Securitizations
--------------------------------------------------------------------------------------------
6003   RAST 2006-A12(BS) 09/27/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
6004   INDX 2006-AR31(ML) 09/27/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
6006   RAST 2006-A13(CITI) 10/27/06                       2006       Public Securitizations
--------------------------------------------------------------------------------------------
6007   INDA 2006-AR3 (GS) 10/30/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
6008   RAST 2006-A14 CB (GREENWICH) 11/3/06               2006       Public Securitizations
--------------------------------------------------------------------------------------------
6009   INDX 2006-AR14 (LEHMAN) 10/31/06                   2006       Public Securitizations
--------------------------------------------------------------------------------------------
6011   INDX 2006-AR29(JP MORGAN) 09/28/06                 2006       Public Securitizations
--------------------------------------------------------------------------------------------
6012   INDX 2006-FLX1 (DB) 09/28/06                       2006       Public Securitizations
--------------------------------------------------------------------------------------------
6013   RAST 2006-A15 COUNTRYWIDE 11/28/06                 2006       Public Securitizations
--------------------------------------------------------------------------------------------
6014   INDX 2006-AR35 RBS GREENWICH 11/29/06              2006       Public Securitizations
--------------------------------------------------------------------------------------------
6015   INDX 2006-AR33 CREDIT SUISSE 11/29/06              2006       Public Securitizations
--------------------------------------------------------------------------------------------
6017   INDS 2006-3C (UBS) SECONDS 12/7/06                 2006       Public Securitizations
--------------------------------------------------------------------------------------------
6018   INABS 2006-E LEHMAN 12/8/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
6019   LOT LOANS 2006-L4 12/21/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
6020   INDX 2006-AR39 (BOA) 12/28/06                      2006       Public Securitizations
--------------------------------------------------------------------------------------------
6021   INDX 2006-AR37(CREDIT SUISSE) 12/28/06             2006       Public Securitizations
--------------------------------------------------------------------------------------------
6022   RAST 2006-A16(LB) 12/28/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
6023   INDX 2006-AR41 (CREDIT SUISSE) 12/27/06            2006       Public Securitizations
--------------------------------------------------------------------------------------------
6024   INDS 2007-2                                        2007       Public Securitizations
--------------------------------------------------------------------------------------------
6027   INDA 2007-AR1                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6028   RAST 2007-A1                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6029   INDX 2007-FLX1                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6030   INDS 2007-1                                        2007       Public Securitizations
--------------------------------------------------------------------------------------------
6031   INABS 2007-A                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6032   INDX 2007-AR1                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6033   INDX 2007-FLX2                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6034   RAST 2007-A2                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------

6035   RAST 2007-A3                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6037   Lot Loan 2007-L1                                   2007       Public Securitizations
--------------------------------------------------------------------------------------------
6038   INDX 2007-AR5                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6040   RAST 2007-A5                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6042   INDA 2007-AR2                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6043   INDX 2007-FLX3                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6044   INDX 2007-AR7                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6045   INDX 2007-AR9                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6046   INDX 2007-AR11                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6047   RAST 2007-A6                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6048   IMSC 2007-F1                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6049   INDX 2007-FLX4                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6050   INDA 2007-AR3                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6051   INDX 2007-AR13                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6052   RAST 2007-A7                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6053   INABS 2007-B (Lehman)                              2007       Public Securitizations
--------------------------------------------------------------------------------------------
6054   INDX 2007-AR21IP                                   2007       Public Securitizations
--------------------------------------------------------------------------------------------
6056   INDA 2007-AR4 (Merrill Lynch)                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6057   INDX 2007-FLX5 (Merrill)                           2007       Public Securitizations
--------------------------------------------------------------------------------------------
6058   RAST 2007-A8 (Bear Stearns)                        2007       Public Securitizations
--------------------------------------------------------------------------------------------
6059   IMSC 2007-HOA-1(UBS)                               2007       Public Securitizations
--------------------------------------------------------------------------------------------
6060   INDX 2007-AR15 (Credit Suisse)                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6061   IMSC 2007-AR1 (Credit Suisse & ISC)                2007       Public Securitizations
--------------------------------------------------------------------------------------------
6062   IMSC 2007-F2 (Credit Suisse)                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6063   IMJA 2007-A1 (UBS)                                 2007       Public Securitizations
--------------------------------------------------------------------------------------------
6064   INDX 2007-AR17 (Bear Stearns)                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6065   RAST 2007-A9 (Merrill Lynch)                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6066   IMSC 20O7-AR2 Conduit (Goldman Sachs)              2007       Public Securitizations
--------------------------------------------------------------------------------------------
6067   INDA 2007-AR5 (Merrill Lynch)                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6068   INDX 2007-FLX6 (Merrill Lynch)                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6069   INDX 2007-AR19 (Credit Suisse)                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6070   INDA 2007-AR6 (Merrill Lynch)                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6071   IMSC 2007-F3 (Credit Suisse)                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6072   IMJA 2007-A2 (Credit Suisse)                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6073   IMJA 2007-A3 (Credit Suisse)                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6074   INDA MORTGAGE LOAN TRUST 2007-AR8                  2007       Public Securitizations
--------------------------------------------------------------------------------------------
6075   INDA 2007-AR7 (Credit Suisse)                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6076   INDA 2007-AR9                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6077   IMJA 2007-A4                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------

                                   SCHEDULE B
                      MATERIAL INSTANCES OF NONCOMPLIANCE

No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned applicable servicing criterion as of and for the year ended December 31, 2007.

Exhibit 33.3

                      MANAGEMENT'S ASSERTION OF COMPLIANCE

Management of the Trust & Securities Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust Company Americas (collectively the "Company") is responsible for assessing compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006 for which the Company provides trustee, securities administration, paying agent or custodian services, excluding any publicly issued transactions sponsored or issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), except for the following criteria: 1122(d)(2)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii),
1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii)
and 1122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the Platform (the "Applicable Servicing Criteria"). Servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company's obligation to report additions, removals or substitutions on reports to investors in accordance with the transactions agreements. With respect to applicable servicing criterion 1122(d)(1)(iii), there were no activities performed during the twelve months ended December 31, 2007 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Period: Twelve months ended December 31, 2007 (the "Period").

Management's interpretation of Applicable Servicing Criteria: The Company's management has determined that servicing criteria 1122(d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain governing documents. It is management's interpretation that Deutsche Bank Trust Company Americas has no other active back-up servicing responsibilities in regards to 1122(d)(1)(iii) as of and for the Period.

Third parties classified as vendors: With respect to servicing criteria 1122(d)(2)(i), 1122(d)(4)(i), and 1122(d)(4)(ii), management has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation
17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform and the Period, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing
Criteria:

1. The Company's management is responsible for assessing the Company's compliance with the Applicable Servicing Criteria.

2. The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above. In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

                                        DEUTSCHE BANK OF NATIONAL TRUST COMPANY

                                        By: /s/ Gary R. Vaughan
                                            ------------------------------------
                                        Name: Gary R. Vaughan
                                        Its: Managing Director

                                        By: /s/ David Co
                                            ------------------------------------
                                        Name: David Co
                                        Its: Director

                                        By: /s/ Jose Sicilia
                                            ------------------------------------
                                        Name: Jose Sicilia
                                        Its: Managing Director

                                        By: /s/ Kevin Fischer
                                            ------------------------------------
                                        Name: Kevin Fischer
                                        Its: Director

                                        By: /s/ Robert Frier
                                            ------------------------------------
                                        Name: Robert Frier
                                        Its: Director


                                        DEUTSCHE BANK TRUST COMPANY AMERICAS

                                        By: /s/ Kevin C. Weeks
                                            ------------------------------------
                                        Name: Kevin C. Weeks
                                        Its: Managing Director

                                        By: /s/ Jenna Kaufman
                                            ------------------------------------
                                        Name: Jenna Kaufman
                                        Its: Director


Dated: February 29, 2008

Exhibit 34.1


[Ernst & Young Logo] o Ernst & Young LLP                  o Phone: (213)977-3200
                       725 South Figueroa Street            www.ey.com
                       Los Angeles, California 9O017-5418

             Report of Independent Registered Public Accounting Firm

                 Regulation AB Item 1122 SFR Servicing Platform

Board of Directors and Shareholder
IndyMac Bank, F.S.B.

We have examined management's assertion, included in the accompanying Management's Assertion on Compliance with Applicable Regulation AB Servicing Criteria (the "Management Assertion"), that IndyMac Bank, F.S.B. (the "Bank"), a wholly-owned subsidiary of IndyMac Bancorp, Inc., complied with the servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's Regulation AB for the single family residential ("SFR") mortgage loan servicing compliance platform (the "Regulation AB Item 1122 SFR Servicing Platform"), as defined in the Management Assertion, as of and for the year ended December 31, 2007, except for criteria 1122(d)(1)(i), 1122(d)(1)(iii), 1122(d)(3)(i)(C),
1122(d)(4)(ii), and 1122(d)(4)(xv), which the Bank has determined are not applicable to the activities performed by them with respect to the Regulation AB
Item 1122 SFR Servicing Platform covered by this report. Management is responsible for the Bank's compliance with the applicable servicing criteria. Our responsibility is to express an opinion on management's assertion about the Bank's compliance with the applicable servicing criteria based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Bank's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the Regulation AB Item 1122 SFR Servicing Platform, and determining whether the Bank processed those selected transactions and performed those selected activities in compliance with the servicing criteria and as permitted by the Interpretation 17.06 of the Securities and Exchange Commission Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"). Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Bank during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Bank during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Bank's compliance with the applicable servicing criteria.

                    A Member Practice of Ernst & Young Global

[Ernst & Young Logo]   o Ernst & Young LLP
                                                                          Page 2

As described in the Management's Assertion, for servicing criteria 1122(d)(2)(i), 1122(d)(4)(iv), 1122(d)(4)(vii), 1122(d)(4)(xi), 1122(d)(4)(xii),
and 1122(d)(4)(xiii), the Bank has engaged various vendors to perform certain activities required by these servicing criteria. The Bank has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Bank has elected to take responsibility for assessing compliance with the applicable servicing criteria applicable to each vendor as permitted by Interpretation 17.06. As permitted by Interpretation 17.06, the Bank has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply, in all material respects, with servicing criteria applicable to each vendor. The Bank is solely responsible for determining that it meets the Securities and Exchange Commission requirements to apply Interpretation 17.06 for the vendors and related criteria as described in the Management Assertion, and we performed no procedures with respect to the Bank's eligibility to apply Interpretation 17.06.

In our opinion, management's assertion that the Bank complied with the aforementioned applicable servicing criteria, including servicing criteria 1122(d)(2)(i), 1122(d)(4)(iv), 1122(d)(4)(vii), 1122(d)(4)(xi), 1122(d)(4)(xii),
and 1122(d)(4)(xiii), for which compliance is determined based on Interpretation
17.06 as described above, as of and for the year ended December 31, 2007 for the Regulation AB 1122 SFR Servicing Platform, is fairly stated, in all material respects.


                                                           /s/ Ernst & Young LLP

March 12, 2008

Exhibit 34.2


[kpmg logo]
                                  KPMG LLP
                                  Suite 2000
                                  355 South Grand Avenue
                                  Los Angeles, CA 90071-1568

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Newport Management Corporation:

We have examined management's assessment, included in the Assessment of Compliance with Applicable Servicing Criteria, that Newport Management Corporation (the Company) complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for pools of loans, underlying publicly issued residential mortgage-backed securities that were issued on or after January 1, 2006 by Indymac Bank, FSB (Indymac), on which escrow payments were disbursed in 2007 (the Platform), specifically Item 1122(d)(4)(xi), only as it relates to: (1) processing the obligor's hazard insurance information it receives and providing Indymac with the applicable hazard insurance effective date, payment amount, and payee (collectively, Insurance Information); (2) providing the Insurance Information to Indymac no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information; and (3) from October 1, 2007 through and including December 31, 2007, disbursing escrowed insurance payments to insurance carriers on or before the applicable expiration date, as of and for the year ended December 31, 2007. Management has determined that all other criteria set forth in Item 1122(d) are not applicable to the Company because the Company does not perform activities with respect to the Platform relating to those criteria. Schedule A to the Assessment of Compliance with Applicable Servicing Criteria lists the individual asset-backed transactions and securities identified by Indymac as constituting the Platform. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assessment about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing selected asset-backed transactions and securities that comprise the Platform, testing selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

           KPMG LLP, a U.S. limited liability partnership, is the U.S.
            member firm of KPMG International, a Swiss cooperative.

In our opinion, management's assessment that the Company complied with the aforementioned servicing criterion as of and for the year ended December 31, 2007 is fairly stated, in all material respects.

                                                     /s/ KMPG LLP


Los Angeles, California
February 28, 2008

Exhibit 34.3


[KPMG LOGO]

                                    KPMG LLP
                             303 East Wacker Drive
                             Chicago, IL 60601-5212


            Report of Independent Registered Public Accounting Firm

The Board of Directors

The Trust & Securities Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust Company Americas:

We have examined the accompanying management's assertion that the Trust & Securities Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust Company Americaps (collectively the "Company") complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006, for which the Company provides trustee, securities administration, paying agent or custodian services, excluding any publicly issued transactions, sponsored or issued by any government sponsored entity (the Platform), except for servicing criteria 1122(d)(2)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi),
1122(d)(4)(vii), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x),
1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and 1122(d)(4)(xiv), which the
Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the twelve months ended December 31, 2007. Servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company's obligation to report additions, removals or substitutions on reports to investors in accordance with the transactions agreements. With respect to applicable servicing criterion 1122(d)(1)(iii), management's assertion indicates that there were no activities performed during the twelve months ended December 31, 2007 with respect to the Platform, because there were no occurrence of events that would require the Company to perform such activities. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing selected asset-backed transactions and securities that comprise the Platform, selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

           KPMG LLP, a U.S. limited liability partnership, is the U.S.
             member firm of KPMG International, a Swiss cooperative.

[KPMG LOGO]


As described in the accompanying management's assertion for servicing criteria 1122 (d)(2)(i), 1122 (d)(4)(i) and 1122(d)(4)(ii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, the Company has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria as described in its assertion, and we performed no procedures with respect to the Company's eligibility to apply Interpretation 17.06.

In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria, including servicing criteria 1122 (d)(2)(i), 1122 (d)(4)(i) and 1122(d)(4)(ii) for which compliance is determined based on Interpretation 17.06 as described above, as of and for the twelve months ended December 31, 2007 is fairly stated, in all material respects.


                                    /s/ KPMG LLP


Chicago, Illinois
February 29, 2008

Exhibit 35.1


                                                           [LOGO] IndymacBank(R)


                    REG AB 1123 Statement of Compliance
                    -----------------------------------

I am an authorized officer for IndyMac Bank, F.S.B., the servicer for the transactions listed on the attached schedule and I certify:

a) A review of IndyMac Bank's activities during the reporting period and of its performance under the applicable servicing agreement has been made under my supervision.

b) To the best of my knowledge, based on such review, except as set forth below IndyMac Bank has fulfilled all of its obligations under the agreement in all material respects throughout the reporting period.


                           By: /s/ Robert M. Abramian
                               -------------------------------------------------
                               Robert M. Abramian
                               First Vice President
                               Home Loans Servicing
                               Investor Reporting
                               Indymac Bank


                           By: /s/ Bart Vincent
                               -------------------------------------------------
                               Bart Vincent
                               SVP, CFO - Home Loan Servicing
                               HLS Finance
                               Indymac Bank


Prepared for:  Deutsche Bank

Date:          February 29, 2008

Ref:           Exhibit A


                                                                     www.imb.com

                   155 North Lake Avenue, Pasadena, CA 91101  Toll: 800.669.2300

                                                           [LOGO] IndymacBanc(R)

                                    Exhibit A
                                    ---------

BCAP 2007-AA1 02/27/07                     4127
IMJA 2007-A1 6/28/07                       6063
IMJA 2007-A2 CREDIT SUISSE 8/30/07         6072
IMJA 2007-A3 CREDIT SUISSE 9/25/07         6073
IMJA 2007-A4 (CREDIT SUISSE) 12/28/07      6077
IMSC 2007-AR1 6/28/07                      6061
IMSC 2007-AR2 CONDUIT (GS) 7/30/07         6066
IMSC 2007-F1 CREDIT SUISSE 5/29/07         6048
IMSC 2007-F2 6/28/07                       6062
IMSC 2007-F3 CREDIT SUISSE 8/30/07         6071
IMSC 2007-HOA-1 UBS 6/29/07                6059
INABS 2006-A 02-09-06                       651
INABS 2006-B 03/14/06                       661
INABS 2006-C REMIC 6/15/06                  677
INABS 2006-D (UBS) 09/13/06                 683
INABS 2006-E LEHMAN 12/8/06                6018
INABS 2007-A UBS 3/13/07                   6031
INABS 2007-B LEHMAN 6/12/07                6053
INDA 2006-1 (DBSI) 6/29/26                  686
INDA 2006-AR2 8/30/06                       699
INDA 2006-AR3 (GS) 10/30/06                6007
INDA 2007-AR1 (CSFB) 01/30/07              6027
INDA 2007-AR2 MORGAN STANLEY 4/27/07       6042
INDA 2007-AR3 MERRILL LYNCH 5/30/07        6050
INDA 2007-AR4 6/27/07                      6056
INDA 2007-AR5 MERRILL LYNCH 7/30/07        6067
INDA 2007-AR6 MERRILL LYNCH 8/30/07        6070
INDA 2007-AR7 CREDIT SUISSE 9/27/07        6075
INDA 2007-AR8 11/29/07                     6074
INDA 2007-AR9 12/27/07                     6076
INDB 2006-1 (6-29-06)                       690


                                                                     www.imb.com

                   155 North Lake Avenue, Pasadena, CA 91101  Toll: 800.669.2300

                                                           [LOGO] IndymacBanc(R)

                                    Exhibit A
                                    ---------

INDS 2006-1 SETTLED 04/27/06                671
INDS 2006-2B UBS/BS 9/18/06                 687
INDS 2006-3 (UBS) SECONDS 12/7/06          6017
INDS 2006-A CES (UBS) 5/22/06               679
INDS 2007-1 UBS 2/14/07                    6030
INDS 2007-2 UBS 3/22/07                    6024
INDX 2006 AR11 (BS) 4-27-06                 673
INDX 2006-AR12 (ML) 7/27/06                 696
INDX 2006-AR13 (5-30-06)                    674
INDX 2006-AR14 (LEHMAN) 10/31/06           6009
INDX 2006-AR15 SETTLED 5/30/06              680
INDX 2006-AR-19 (6-29-06)                   688
INDX 200S-AR2 02/28/2006                    659
INDX 2006-AR21 (DBSI) 6/28/06               685
INDX 2006-AR23 DB 7/28/06                   695
INDX 2006-AR25 (MS) 7/28/06                 697
INDX 2006-AR27 DB 8/30/06                  6001
INDX 2006-AR29(JP MORGAN) 09/28/06         6011
INDX 2006-AR3 02/28/2006                    660
INDX 2006-AR31(ML) 09/27/06                6004
INDX 2006-AR33 CREDIT SUISSE 11/29/06      6015
INDX 2006-AR35 RBS GREENWICH 11/29/06      6014
INDX 2006-AR37(CREDIT SUISSE) 12/28/06     6021
INDX 2006-AR39 (BOA) 12/28/06              6020
INDX 2006-AR4 03/31/06                      665
INDX 2006-AR41 (CREDIT SUISSE) 12/27/06    6023
INDX 2006-AR5 03/30/06                      666
INDX 2006-AR6 04/28/06                      672
INDX 2006-AR7 03/30/06                      667
INDX 2006-AR8 (5-31-2006)                   676
INDX 2006-AR9 SETTLED 04/27/06              669
INDX 2006-FLX1 (DB) 09/28/06               6012
INDX 2007-AR1 02/27/07                     6032


                                                                     www.imb.com

                   155 North Lake Avenue, Pasadena, CA 91101  Toll: 800.669.2300

                                                           [LOGO] IndymacBanc(R)

                                    Exhibit A
                                    ---------

INDX 2007-AR11 HSBC 4/27/07                6046
INDX 2007-AR13 HSBC 5/30/07                6051
INDX 2007-AR15 6/28/07                     6060
INDX 2007-AR17 BEAR STERNS 6/27/07         6064
INDX 2007-AR19 CREDIT SUISSE 7/30/07       6069
INDX 2007-AR21IP 11/05/07                  6054
INDX 2007-AR5 3/29/07                      6038
INDX 2007-AR7 CITI 4/27/07                 6044
INDX 2007-AR9 CREDIT SUISSE 4/27/07        6045
INDX 2007-FLX1 (GS)                        6029
INDX 2007-FLX2 02/28/07                    6033
INDX 2007-FLX3 4/27/07                     6043
JNDX 2007-FLX4 MERRILL LYNCH 5/30/07       6049
INDX 2007-FLX5 MERRILL 6/27/07             6057
INDX 2007-FLX6 MERRILL LYNCH 7/30/07       6068
LOT LOAN 2006-L1 03-24-06                   662
LOT LOAN 2006-L2 (BS) 06/15/06              678
LOT LOAN 2006-L3 (LB) 09/22/06             6002
LOT LOAN 2007-L1 3/27/07                   6037
LOT LOANS 2006-L4 12/21/06                 6019
RAST 2006-A6 (5-30-2006)                    675
RAST 2006 A5CB (LB)                         670
RAST 2006-A1 02/27/2006                     652
RAST 2006-A10 GS 7/27/06                    694
RAST 2006-A11 8/29/06                       698
RAST 2006-A12(BS) 09/27/06                 6003
RAST 2006-A13(CITI) 10/27/06               6006
RAST 2006-A14 CB (GREENWICH) 11/3/06       6008
RAST 2006-A15 COUNTRYWIDE 11/28/06         6013
RAST 2006-A16(LB) 12/28/06                 6022
RAST 2006-A2 03/30/06                       663
RAST 2006-A3 03/30/06                       668
RAST 2006-A4 03/30/06                       664


                                                                     www.imb.com

                   155 North Lake Avenue, Pasadena, CA 91101  Toll: 800.669.2300

                                                           [LOGO] IndymacBanc(R)

                                    Exhibit A
                                    ---------

RAST 2006-A7 CB SETTLED 5/30/06             681
RAST 2006-A8 (CSFB) 6/28/06                 684
RAST 2006-A9CB ML 7/27/06                   693
RAST 2007-A1 (HSBC) 1/30/07                6028
RAST 2007-A2 HSBC 2/27/07                  6034
RAST 2007-A3 LEHMAN 2/27/07                6035
RAST 2007-A5 CITIGROUP/UBS 3/29/07         6040
RAST 2007-A6 HSBC 4/30/07                  6047
RAST 2007-A7 MERRILL LYNCH 5/30/07         6052
RAST 2007-A8 BEAR STERNS 6/29/07           6058
RAST 2007-A9 MERRILL LYNCH 7/26/07         6065


                                                                     www.imb.com

                   155 North Lake Avenue, Pasadena, CA 91101  Toll: 800.669.2300